Filed pursuant to Rule 497(a)(1)
File No. 333-159720
Rule 482ad
Fifth Street Finance Corp. Prices Public Offering of Common Stock
     WHITE PLAINS, N.Y., July 16, 2009 (GLOBE NEWSWIRE) — Fifth Street Finance Corp. (NYSE:FSC) today announced that it has priced its public offering of 8,250,000 shares of common stock at $9.25 per share, raising approximately $76.3 million in gross proceeds. All shares are being offered by Fifth Street Finance Corp. Wells Fargo Securities, LLC and UBS Investment Bank are serving as joint book-running managers for the offering. Stifel, Nicolaus & Company, Incorporated is serving as a joint lead manager.
     The closing of the transaction is subject to customary closing conditions and the shares are expected to be delivered on July 21, 2009. Fifth Street Finance Corp. has also granted the underwriters an option to purchase up to an additional 1,237,500 shares of common stock to cover over-allotments, if any.
     Fifth Street Finance Corp. expects to use $16.5 million of the net proceeds from this offering to repay outstanding borrowings under its secured revolving credit facility and substantially all of the remaining net proceeds to make investments in small and mid-sized companies (including investments made through its small business investment company, or “SBIC,” subsidiary to the extent that it receives an SBIC license from the Small Business Administration) in accordance with its investment objective and strategies described in its prospectus and the related prospectus supplement.
     The offering is pursuant to Fifth Street Finance Corp.’s existing effective shelf registration statement on Form N-2 previously filed with the Securities and Exchange Commission. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Fifth Street Finance Corp. before investing. The prospectus supplement, dated July 15, 2009, and prospectus, dated July 15, 2009, contain this and other information about Fifth Street Finance Corp. and should be read carefully before investing. A copy of the prospectus supplement, dated July 15, 2009, and prospectus, dated July 15, 2009, for the offering may be obtained from: Wells Fargo Securities, LLC, 375 Park Avenue, New York, NY 10152-4077, equity.syndicate@wachovia.com, or UBS Investment Bank, 299 Park Avenue, New York, NY 10171, Attn: Prospectus Department, or by calling Wells Fargo Securities, LLC at (800) 326-5897 or UBS Investment Bank at (888) 827-7275.
     This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.
     About Fifth Street Finance Corp.
     Fifth Street Finance Corp. is a specialty finance company that lends to and invests in small and mid-sized companies in connection with an investment by private equity sponsors. Fifth Street Finance Corp’s investment objective is to maximize its portfolio’s total return by generating current income from its debt investments and capital appreciation from its equity investments.
     Forward-Looking Statements
     This press release may contain certain forward-looking statements, including statements with regard to the future performance of Fifth Street Finance Corp. Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and these factors are identified from time to time in our filings with the Securities and Exchange Commission. Fifth Street Finance Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT:	Fifth Street Finance Corp. Investor Relations Stacey Thorne, VP (914) 286-6811 Stacey@fifthstreetcap.com